UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) OCTOBER 21, 2000
                                                 ------------------------

                              TAM RESTAURANTS, INC.
               (Exact name of registrant as specified in charter)

DELAWARE                                 0-23757               13-3905598
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(State or other jurisdiction          (Commission             (IRS Employer
of incorporation)                     File Number)          Identification No.)


1163 FOREST AVENUE, STATEN ISLAND, NEW YORK                             10310
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(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code (718) 720-5959
                                                   --------------

_________________________________N/A___________________________________
         (Former name or former address, if changed since last report.)



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Item 5.    Other Events.

           On October 21, 2000, the Registrant issued and sold $500,000 principal amount of the Registrant's convertible debentures to Peter Salvatore (a member of the Board of Directors of the Registrant) pursuant to a Convertible Debenture Stock Purchase Agreement dated as of October 21, 2000.

           The debentures were issued pursuant to the exemption from the registration requirements of the Securities Act provided by Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated by the SEC under that Section. The Company has agreed to file a registration statement for the resale of the shares of Common Stock underlying the debenture.

Item 7.      Financial Statements and Exhibits.

             (c) Exhibits

             4.1 Form of Convertible Debenture Purchase Agreement dated as of October 21, 2000 with exhibits.



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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               TAM RESTAURANTS, INC.


Dated: November 6, 2000                        By: /s/ Anthony Golio
                                                   ----------------------
                                                   Anthony Golio
                                                   President